     Morgan Stanley Institutional Fund Trust U.S. Small Cap Value Portfolio
                          Item 77(O) 10F-3 Transactions
                        October 1, 2006 - March 31, 2007

Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
Employ  1/30/  26,750  $17.00 $454,75   2,000    0.01%  0.00%   Morgan   Keefe
  ers     07    ,000           0,000                            Stanle  Bruyet
Holdin                                                            y,     te &
  gs                                                            Cochra   Woods
 Inc.                                                             n
                                                                Caroni
                                                                  a
                                                                Waller
                                                                , Fox-
                                                                Pitt,
                                                                Kelton
                                                                  ,
                                                                Keefe,
                                                                Bruyet
                                                                 te &
                                                                Woods

Employ  1/30/  26,750  $17.00 $454,75  120,00    0.45%  0.25%   Morgan   Keefe
  ers     07    ,000           0,000      0                     Stanle  Bruyet
Holdin                                                            y,     te &
  gs                                                            Cochra   Woods
 Inc.                                                             n
                                                                Caroni
                                                                  a
                                                                Waller
                                                                , Fox-
                                                                Pitt,
                                                                Kelton
                                                                  ,
                                                                Keefe,
                                                                Bruyet
                                                                 te &
                                                                Woods